UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 30, 2012

ML WINTON FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51084	20-1227904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center,
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:  (212) 449-3517

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center
250 Vesey Street, 10th Floor
New York, NY 10080
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE REGARDING THIS FORM 8-K/A

ML Winton FuturesAccess LLC (the “Registrant”) is filing this Amendment No. 1 to its Form 8-K originally filed with the Securities and Exchange Commission on December 6, 2012 (the “Original Form 8-K”), with respect to Item 9.01 (Financial Statements and Exhibits), to re-file the Fifth Amended and Restated Limited Liability Company Operating Agreement of the Registrant dated as of November 30, 2012, because an incorrect attachment was included in the Original Form 8-K.

Except as described above, this Amendment No. 1 does not amend any other information set forth in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.02	Fifth Amended and Restated Limited Liability Company Operating Agreement of ML Winton FuturesAccess LLC dated as of November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML WINTON FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer and Vice President

Date:  March 1, 2013

ML WINTON FUTURESACCESS LLC

FORM 8-K/A

INDEX TO EXHIBITS

Exhibit

Exhibit 3.02	Fifth Amended and Restated Limited Liability Company Operating Agreement of ML Winton FuturesAccess LLC dated as of November 30, 2012.